UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under§240.14a-12

TAITRON COMPONENTS INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TAITRON COMPONENTS INCORPORATED

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 25, 2023

TO THE SHAREHOLDERS OF TAITRON COMPONENTS INCORPORATED:

You are cordially invited to attend the Annual Meeting of Shareholders of Taitron Components Incorporated (“Annual Meeting”), a California corporation (the “Company”), to be held on Thursday, May 25, 2023 at 10:00 a.m. Pacific time, at our corporate headquarters, located at 28040 West Harrison Parkway, Valencia, CA 91355.

At the Annual Meeting, shareholders will be asked to consider and act upon the following matters:

1.   to elect five (5) members to serve on our Board of Directors until the next annual meeting of shareholders and/or until their successors have been duly elected and qualified;

2.   to transact other business properly presented at the meeting or any postponement or adjournment thereof.

The Board of Directors has fixed April 21, 2023 as the record date for the determination of shareholders entitled to notice and to vote at the Annual Meeting and any postponement or adjournment thereof, and only shareholders of record at the close of business on that date are entitled to notice and to vote at the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and at the offices of the Company for 10 days prior to the Annual Meeting.

We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors, /s/ Stewart Wang Stewart Wang Chief Executive Officer, President and Director

April 28, 2023

28040 West Harrison Parkway

Valencia, California 91355

(661) 257-6060

TAITRON COMPONENTS INCORPORATED

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 25, 2023

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Taitron Components Incorporated, a California corporation (the “Company”), for use at the Annual Meeting of Shareholders (“Annual Meeting”), to be held on Thursday, May 25, 2023, at 10:00 a.m. Pacific time, at our corporate headquarters, located at 28040 West Harrison Parkway, Valencia, CA 91355. Accompanying this Proxy Statement is the Board of Directors’ Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

The expense of this solicitation of proxies will be borne by the Company. Solicitations will be made only by use of the mail except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, electronic mail or personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by those persons and the Company will reimburse them for their reasonable expenses incurred in this regard.

The purpose of the meeting and the matters to be acted upon are set forth in the attached Notice of Annual Meeting of Shareholders. As of the date of this Proxy Statement, the Board of Directors knows of no other business that may be presented for consideration at the Annual Meeting. All proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting and which have not been revoked will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder of record may revoke his or her proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person. If you are the beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy. If any other business properly comes before the meeting, votes will be cast pursuant to those proxies in respect of any other business in accordance with the judgment of the persons acting under those proxies.

The Company’s principal executive offices are located at 28040 West Harrison Parkway, Valencia, CA 91355. It is anticipated that the mailing to shareholders of this Proxy Statement and the enclosed proxy will commence on or about May 1, 2023.

OUTSTANDING SECURITIES AND VOTING RIGHTS

The close of business on April 21, 2023, has been fixed as the record date (“Record Date”) for the determination of shareholders entitled to notice and to vote at the Annual Meeting or any postponement or adjournment thereof. As of the Record Date, the Company had outstanding 5,233,568 shares of Class A common stock, par value $0.001 per share, (the “Class A Common Stock”), and 762,612 shares of Class B common stock, par value $0.001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”). The Class A Common Stock and the Class B Common Stock are the only outstanding voting securities of the Company. As of the Record Date, the Company had 14 holders of record of the Class A Common Stock. The Company believes there are approximately 3,000 additional beneficial holders of its Class A Common Stock. There is one (1) holder of the Class B Common Stock.

A holder of Class A Common Stock is entitled to cast one (1) vote for each share held on the Record Date on all matters to be considered at the Annual Meeting. A holder of Class B Common Stock is entitled to cast ten (10) votes for each share held on the Record Date on all matters to be considered at the Annual Meeting.

A quorum, which is a majority of the outstanding shares entitled to vote as of the Record Date, must be present to hold the Annual Meeting. A quorum is calculated based on the number of shares represented by the shareholders attending in person and by their proxy holders. Abstentions and broker non-votes will be included in the determination of shares present at the Annual Meeting for purposes of determining a quorum.

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. Under California law, abstentions are considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality of the voting power of the shares present and entitled to vote at the Annual Meeting, abstentions will have no impact on the outcome of the proposal as long as a quorum exists.

A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable.

With respect to Proposal No. 1, you may vote (i) FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. The five (5) nominees receiving the most FOR votes will be elected. If you WITHHOLD your vote as to all nominees, your vote will be treated as if you had ABSTAINED from voting on Proposal No. 1, and your abstention will have no effect on the outcome of the vote.

PROPOSAL 1 - ELECTION OF DIRECTORS

Proposal 1 is the election of five (5) members of the Board of Directors. In accordance with the Articles of Incorporation and Bylaws of the Company, the Board of Directors consists of not less than five (5) nor more than nine (9) members, the exact number to be determined by the Board of Directors. At each annual meeting of the shareholders of the Company, directors are elected for a one-year term. The Board of Directors is currently set at five (5) members, and there currently are no vacancies. At the 2023 Annual Meeting, each director will be elected for a one (1)-year term expiring at the 2024 Annual Meeting.

Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below. If any person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that any nominee will be unwilling or unable to serve if elected a director.

The following table sets forth the nominees the Board of Directors proposes for election at the Annual Meeting, the year each such nominee was first elected a director and the current position(s) with the Company held by each nominee:

Name	Year First Became a Director	Position(s)
Tzu-Sheng (Johnson) Ku	1989	Chairman and Director
Stewart Wang	1989	President, Chief Executive Officer and Director
Richard Chiang	1989	Director
Chi-Lin (Teresa) Chung	2019	Director
Dubravka (Maria) Pineda	2022	Director

***THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE DIRECTORS NOMINATED ABOVE***

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to each director nominee, director, and executive officer of the Company as of March 31, 2023. All officers are appointed by and serve at the discretion of the Board of Directors. There are no family relationships between any directors or officers of the Company. The Board believes that the attributes, leadership skills and other experiences of its board members described in the paragraphs below (the “Specific Qualifications”), provide the Company with a diverse range of perspectives and judgment necessary to guide the Company’s strategies and monitor their execution.

Name	Age	Position(s)
Tzu-Sheng (Johnson) Ku	74	Director and Chairman
Stewart Wang	73	President, Chief Executive Officer and Director
Richard Chiang	66	Director
Chi-Lin (Teresa) Chung	69	Director
Dubravka (Maria) Pineda	68	Director
David Vanderhorst	58	Chief Financial Officer and Corporate Secretary

The following table sets forth the board diversity disclosure information with respect to each director of the Company.

Board Diversity Matrix (As of March 31, 2023)
	Female	Male
Total Number of Directors	5
Part I: Gender Identity
Directors	2	3
Part II: Demographic Background
Asian	1	3
White	1	-

The Company is not aware of any material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of the Common Stock of the Company, or any associate of any such director, officer or affiliate of the Company, or security holder, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Tzu-Sheng (“Johnson”) Ku, a co-founder of the Company, has been the Chairman of the Company since it was founded in 1989. Mr. Ku is also Chairman of both Johnson Premium Hardwood Flooring and Americana Floors Incorporated. Johnson Premium Hardwood Flooring is a manufacturer of pre-finished solid wood floors and Americana Floors Incorporated is an importer, wholesaler and retailer of name brand hardwood floors.

Specific Qualifications:

•    Business leadership experience as our Chairman and director since 1989.

•    Large stockholder with a significant investment in the Company.

Stewart Wang, a co-founder of the Company, has served as Chief Executive Officer, President and a Director of the Company since its organization in 1989. In addition, from November 2002 to May 2008, Mr. Wang has also served as Chief Financial Officer of the Company. Prior to founding the Company, Mr. Wang attended Pepperdine University, where he received his Masters of Business Administration degree in 1989. From 1985 to 1986, Mr. Wang was employed by Diodes Incorporated, a manufacturer and reseller of discrete rectifiers, as Purchasing and MIS Manager and later as Chief Operating Officer and President from 1986 to 1987. Prior thereto, from 1983 to 1985, Mr. Wang was Sales Manager for Rectron Limited, a rectifier manufacturer in Taiwan.

Specific Qualifications:

•    Business leadership experience as our Chief Executive Officer and director since 1989.

•    Large stockholder with a significant investment in the Company.

Richard Chiang has been a Director of the Company since it was founded in 1989. Since 1986, Mr. Chiang has been the Chairman of Princeton Technology Corporation, a fabless integrated circuit design company. Mr. Chiang is also Chairman of Triton Management Corporation, a venture capital fund management company managing in excess of $80 million.

Specific Qualifications:

•	Previous history on the Company’s Board of Directors since 1989.
•	Knowledge of past and current business strategies.
•	International business leadership experiences qualify him to serve as the chair of our Compensation Committee.

Chi-Lin (“Teresa”) Chung became a Director of the Company on December 31, 2019. Mrs. Chung has worked for 7 years as purchasing manager for a company engaged in exporting electronics, plastic parts and finished products to the United States and various European countries.

Specific Qualifications:

•	International business leadership experience.
•	Knowledge of past and current business strategies.
•	Female director promoting diversity.

Dubravka (“Maria”) Pineda became a Director of the Company on May 26, 2022. Ms. Pineda has been an international strategic business and financial advisor for large public firms, as well as small private firms and government institutions since 1976. A former member of the advisory board of the US EXIM bank, Ms. Pineda was the technical lead in the privatization and divestitures of large Utilities in Latin America supervising the financial restructuring, modeling and the acquisition options. At ICN Pharmaceuticals, a $500 million public company, Ms. Pineda was in charge of investor relations and financial presentations to the international investment community in Europe and the USA helping raise close to $1 billion for all its subsidiaries, SPI, Biomedicals and NARI. For MC Power – a Fuel Cell Manufacturer with more than 80 employees, she created an international market strategy, also, for New Energy Corp, a US micro Turbines manufacturer she performed the same activities. At PHB, an elite financial advisory firm in Washington DC, she was a Senior Advisor for International Financial restructuring, analyzing and supervising the financial reports and delivering presentation to the international stock exchange in Brazil, as well as to the government Ministries. For Tisano LLC, and international specialty Commodity company, she has been a financial advisor in preparation for a merger and a stock offering. Currently, Ms. Pineda is advising EBI International on business opportunities in Eastern Europe that include the potential deployment and financing of state of the art energy systems.

Specific Qualifications:

•	International business leadership experience.
•	Financial education and expertise.
•	Female director promoting diversity.

David Vanderhorst has served as Chief Financial Officer since 2008 and also as Corporate Secretary since 2002. Mr. Vanderhorst joined the Company in July 1999 as its Controller. Prior thereto, from 1991 to 1998, Mr. Vanderhorst served as Chief Financial Officer for various companies. From 1987 to 1991, the national accounting firm of Kenneth Leventhal & Company, now a division of Ernst & Young, LLP, employed Mr. Vanderhorst. Mr. Vanderhorst is a Certified Public Accountant, receiving his professional certification in 1991.

Code of Ethics. The Board of Directors has adopted a Code of Ethics for all officers, including its principal executive officer and its principal financial officer which is posted on our website, www.taitroncomponents.com, under the link “Investors”.

Employee, Officer and Director Hedging. The Company has not adopted any policies regarding the ability of its employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities (i) granted to its employees or directors as part of the compensation of such employees or directors; or (ii) held, directly or indirectly, by such employees or directors.

Board Leadership Structure. Our Corporate Governance Guidelines describe our policies concerning, among other things, the role of the Board of Directors and management, proper Board functions, independence, and committee matters. The positions of Chairman of the Board of Directors and Chief Executive Officer are currently held by different persons, although we do not have a policy requiring that to be the case. Instead, our Board of Directors has the authority to choose its Chairman in any way it deems best for us at any given point in time. Accordingly, our Board of Directors reserves the right to vest the responsibilities of the Chief Executive Officer and Chairman in the same person or in two (2) different individuals depending on what it believes is in our best interest. At this time, our Board of Directors has determined that separation of these roles most appropriately suits us. Mr. Ku is uniquely qualified to serve as our Chairman given his leadership of our Board of Directors since inception in 1989 and his extensive international and domestic business experience. Further, our Board of Directors believes that this division of roles allows Mr.Wang to focus more of his efforts to achieving the goals and objectives of our strategic plan. Our Board of Directors believes that there is no single leadership structure that would be most effective in all circumstances and, therefore, retains the authority to modify our Board's structure to best address our circumstances as and when appropriate.

Role of Our Board of Directors in Risk Oversight. The Board of Directors, as a whole and at the committee level, has overall responsibility for overseeing our risks, including general oversight of our executive officers’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of our Board of Directors in reviewing our strategic plan is an integral aspect of the Board’s assessment of management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk for the Company.

Director Independence. The Board of Directors has affirmatively determined that each of the Company’s current non-employee directors and all current members of each of the Company’s Audit and Compensation Committees (Messrs. Chiang, Ms. Chung and Ms. Pineda) are independent within the meaning of the director independence standards of the Nasdaq Stock Market LLC (“NASDAQ”) and the Securities and Exchange Commission (“SEC”), including Rule 10A-3(b)(1) under the Exchange Act.

Annual Meeting Attendance. We encourage, but do not require, all incumbent directors and director nominees to attend our annual meetings of shareholders. At the 2022 Annual Meeting of Shareholders, only Mr. Wang was in attendance.

Director Meeting Attendance. During the past year, the Board of Directors held one (1) meeting.

Committees of the Board of Directors and Meetings. The Board currently has, and appoints the members of, a standing Audit Committee and Compensation Committee. Each committee is comprised solely of non-employee Directors, reports regularly to the full Board and annually evaluates its performance. The members of the committees are identified in the following table:

Director	Audit	Compensation
Richard Chiang	✔	Chair
Dubravka Pineda	Chair	✔
Chi-Lin Chung	✔	✔

Audit Committee – The Audit Committee generally has direct responsibility and oversight for our accounting policies and internal controls, financial reporting practices, and legal and regulatory compliance. More specifically, the Audit Committee has responsibility to review and discuss the annual audited financial statements and disclosures with management and the independent auditor; review the financial statements and disclosures provided in our quarterly and periodic reports with management and the independent auditor; and oversee the external audit coverage, including appointment and replacement of the independent auditor and pre-approval of all audit and non-audit services to be performed by the independent auditor.

All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and NASDAQ, as such standards apply specifically to members of audit committees. The Board has determined that Ms. Pineda is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K. The Audit Committee operates under a written charter adopted by the Board of Directors, which is available online by accessing our website at www.taitroncomponents.com under "Investors", but does not constitute part of this Proxy Statement.

During fiscal year 2022, our Audit Committee held one (1) meeting. In addition, the audit committee discussed the results of the annual audit with management and the independent registered public accounting firm prior to the filing of our annual financial statements. The audit committee received and reviewed the results of the quarterly reviews with management and the independent registered public accounting firm prior to the filing of our quarterly financial statements.

Compensation Committee – The Compensation Committee reviews, makes recommendations and approves the compensation level of executive officers and key employees based on an evaluation of their performance in light of our goals and objectives, including administration of our equity based compensation plan. The Compensation Committee does not operate under a written charter adopted by the Board of Directors. Typically, our chief executive officer makes recommendations to the Compensation Committee, often attends committee meetings and is involved in the determination of compensation for the executive officers that report to him, except that he does not make recommendations as to his own compensation. The Compensation Committee then reviews the recommendations and other data and makes decisions as to total compensation for each executive officer other than the chief executive officer, as well as each individual compensation component. The Compensation Committee makes recommendations to the board regarding compensation for the chief executive officer. The independent members of the Board of Directors make the final decisions regarding executive compensation for our chief executive officer.

During fiscal year 2022, our Compensation Committee held two (2) meetings.

Nominating Committee – We do not have a standing nominating committee. The Board of Directors does not believe that it is necessary for us to have a standing nominating committee since we have a relatively small Board of Directors and our independent directors will serve in the capacity of a nominating committee when necessary. All of our directors participate in the consideration of director nominees. However, consistent with applicable NASDAQ listing standards, each director nominee must be selected or recommended for the Board of Directors’ selection by a majority of the independent directors of the Board of Directors. In considering candidates for directorship, the Board of Directors considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met in order to be recommended as a nominee. The Board of Directors does believe, however, that all Board members should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters and no conflict of interest that would interfere with their performance as a director of a public corporation.

The Board of Directors may employ a variety of methods for identifying and evaluating nominees for director, including shareholder recommendations. Periodically, the Board of Directors assesses its size, the need for particular expertise on the Board of Directors and whether any vacancies are expected due to retirement or otherwise. If vacancies are anticipated or otherwise arise, the Board of Directors will consider various potential candidates for director who may come to the Board of Directors’ attention through current Board members, professional search firms or consultants, shareholders or other persons. The Board of Directors may hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. In the most recent fiscal year, no professional search firms or consultants were needed and, accordingly, no fees were paid in this regard to professional search firms or consultants. The Board of Directors does not evaluate candidates differently based on who made the recommendation for consideration.

Shareholder nominations for director. Shareholders who wish to nominate a director for election in our proxy statement at an annual shareholder meeting, must submit their recommendations at least 120 days before the date of the next scheduled annual meeting of shareholders. Shareholders may recommend candidates for consideration by the Board of Directors by writing to the Company’s Corporate Secretary at 28040 West Harrison Parkway, Valencia, California 91355, giving the candidate’s name, contact information, biographical data, and qualifications. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any shareholder recommendation. There were no director candidates put forward by shareholders for consideration at the prior year Annual Meeting.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders may communicate with the Board of Directors by sending a letter to Board of Directors of Taitron Components Incorporated, c/o Office of the Corporate Secretary, 28040 West Harrison Parkway, Valencia, California 91355. All communications must contain a clear notation indicating that they are a “Shareholder — Board Communication” or “Shareholder — Director Communication” and must identify the author as a shareholder. The office of the Corporate Secretary will receive the correspondence and forward it to the Chairman of the Board or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is similarly inappropriate. The office of the Corporate Secretary has authority to discard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications.

COMPENSATION OF DIRECTORS

DIRECTOR COMPENSATION TABLE

The following table discloses information regarding compensation paid to our non-employee directors for the most recent fiscal year ended December 31, 2022.

Name	Fees Earned or Paid in Cash [1]	Option Awards [2] [3]	Total
(a)	(b)	(d)	(h)
Richard Chiang	$1,500	$700	$2,200
Chi-Lin Chung	$1,500	$700	$2,200
Dubravka Pineda	$-	$700	$700

[1]  Non-employee directors received an annual fee of $1,500 for 2022 and prior years. Beginning in 2023, they will receive $3,000 annually.

[2]  Amounts reflect 5,000 annual non-statutory options of Class A Common Stock exercisable at their fair market value on the date of grant. A discussion of the methods used in calculation of these values may be found in Note 8 to the consolidated financial statements in our most recent Annual Report on Form 10-K and reflects the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year computed in accordance with ASC 718 “Stock Based Compensation”.

[3]  Aggregate number of stock options outstanding as of the most recent fiscal year end:

Name	Stock Options
Richard Chiang	30,000
Chi-Lin Chung	15,000
Dubravka Pineda	5,000

COMPENSATION OF NAMED EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

The following table summarizes the total compensation of each of our named executive officers for the previous two (2) most recent fiscal years ended December 31. No other executive officer received compensation exceeding $100,000 during the last fiscal year. There is no employment agreement(s) with any named executive officer.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards [1]	Non-Equity Incentive Plan Comp.	Nonqualified Deferred Comp. Earnings	All Other Comp. [2]	Total

S.Wang CEO	2022	$191,100	$-	$-	$3,000	$-	$-	$41,000	$235,100
	2021	$186,500	$-	$-	$7,000	$-	$-	$32,900	$226,400

D.Vanderhorst CFO	2022	$160,000	$1,000	$-	$2,300	$-	$-	$17,300	$180,600
	2021	$153,800	$-	$-	$4,600	$-	$-	$17,300	$175,700

[1]  A discussion of the methods used in calculation of these values may be found in Note 8 to our consolidated financial statements in our most recent Annual Report on Form 10-K. Reflects the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year computed in accordance with ASC 718 “Stock Based Compensation”.

[2]  Reflects amounts primarily for unused vacation pay and auto allowance benefits.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table discloses information regarding outstanding options held by our named executive officers as of our most recent fiscal year ended December 31, 2022.

	Option Awards [1]					Stock Awards
Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	Exercisable	Unexercisable
S. Wang CEO	15,000	-	-	$2.95	9/3/2024	-	-	-	-
	6,667	3,333	-	$2.43	10/5/2025	-	-	-	-
	4,000	8,000	-	$4.88	8/2/2026	-	-	-	-
	-	15,000	-	$3.94	4/25/2027	-	-	-	-

D.Vanderhorst	8,000	-	-	$2.68	9/3/2029	-	-	-	-
CFO	3,333	1,667	-	$2.21	10/5/2030	-	-	-	-
	2,000	4,000	-	$4.44	8/2/2031	-	-	-	-
	-	8,000	-	$3.58	4/25/2032	-	-	-	-

[1] All options vest in three (3) equal annual installments beginning one (1) year from the date of grant and are subject to termination provisions as defined in the Plan.

PAY VERSUS PERFORMANCE

The following table shows the relationship between executive compensation actually paid (“CAP”) to Stewart Wang the Company’s President and Chief Executive Officer and principal executive officer (“PEO”) and our named executive officer (“NEOs”) and certain financial performance of the Corporation during the last three fiscal years ended December 31, 2022, 2021 and 2020.

(a)	(b)	(c)	(d)	(e)	(f)	(h)
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return ($)	Net Income ($)

2022	$235,100	$232,100	$180,600	$178,300	$124	$3,208,000
2021	$226,400	$219,400	$175,700	$171,100	$143	$2,010,000
2020	$227,000	$225,300	$167,200	$166,200	$115	$1,359,000

Analysis of Information Presented in the Pay Versus Performance Table

Compensation Actually Paid and Net Income

In executive compensation, our primary goals are long term retention, achievement relative to annual corporate metrics established by our Compensation Committee, and alignment with shareholder interests in terms of stock price. To achieve these goals, we employ a combination of base salary, incentive compensation and equity awards. Net Income is not currently a performance measure for our executive compensation.

Compensation Actually Paid and Cumulative Total Shareholder Return (TSR)

The following graph depicts the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs and Cumulative Total Shareholder Return (TSR) for the three-year period covering 2020, 2021 and 2022.

REPORT OF THE AUDIT COMMITTEE

Since 1995, the Company has had an Audit Committee composed entirely of independent directors. The members of the Audit Committee meet the independence and experience requirements of NASDAQ listing standards. The Audit Committee has adopted, and the Board of Directors approved, a charter outlining the practices it follows.

During the fiscal year 2022, the Audit Committee held one (1) formal meeting with the senior members of the Company’s financial management team. During that meeting, management reviewed the audited financial statements in the Annual Report with the Audit Committee, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. Additionally, the Audit Committee discussed written disclosures from the independent auditors’ discussing matters required by PCAOB Auditing Standard 1301, “Communications with Audit Committees” and confirmed the auditors’ independence with respect to the Company in accordance with Public Company Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence”. The Audit Committee also has considered whether the independent auditors’ provision of non-audit services to the Company is compatible with the auditors’ independence. The Audit Committee has concluded that the independent auditors are independent from the Company and its management. The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audit. In addition, the audit committee discussed the results of the annual audit with the independent registered public accounting firm prior to the filing of our financial statements for related periods and also received and reviewed the results of the quarterly reviews with management and the independent registered public accounting firm prior to the filing of our quarterly financial statements.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles in the United States of America.

In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s most recent Annual Report on Form 10-K, for filing with the SEC.

AUDIT COMMITTEE

Richard Chiang

Chi-Lin Chung

Dubravka Pineda

The information in this Audit Committee Report shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or to be subject to Regulation 14A or 14C as promulgated by the SEC, or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and Board of Directors appointed the firm of Ramirez Jimenez International CPAs (“RJI”) as its independent registered public accounting firm for 2023. A representative of their firm is not expected to be present at the Annual Meeting. However, if present, representatives of RJI will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Fees Paid to Independent Registered Public Accounting Firms. The following table presents the aggregate fees billed for the indicated services performed for the last two (2) fiscal years ended December 31:

	2022	2021
Audit Fees	$69,900	$63,500
Audit-Related Fees
Tax Fees	-	-
All Other Fees	-	-
Total	$69,900	$63,500

Audit Fees. Fees for audit services, as approved by the Audit Committee and provided by our principal accountants, including fees associated with the annual audit and quarterly interim reviews.

Audit-Related Fees. Fees for audit-related services reasonably related to the performance of the audit or review of our financial statements, were not provided by our principal accountants for the last two (2) fiscal years. The Company paid fees totaling approximately $4,000 in each of the last two (2) fiscal years to an independent professional tax accountant, for services related to the preparation of our tax provision.

Tax Fees. Fees for tax services were not provided by our principal accountants for the last two (2) fiscal years. The Company paid fees totaling approximately $5,000 in each of the last two (2) fiscal years to an independent professional tax accountant, for the preparation of our federal and multi-state tax returns.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services. Consistent with policies of the SEC regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditors. Our Audit Committee will consider whether the provision of non-audit services is compatible with maintaining the independent auditor’s independence, and will approve such services, should such a situation arise.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the years ended December 31, 2022 and 2021, the Company purchased electronic component products of approximately $188,000 and $198,000 from Princeton Technology Corporation (“PTC”), a company controlled by Mr. Chiang, a director of the Company. All of these purchases were for products carried by the Company in inventory and the Company considers these purchases to be in the normal course of business and negotiated on an arm’s length basis. The Company has entered into a distributor agreement with PTC, and accordingly, the Company expects to continue purchasing from PTC in the future.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

The Company’s Board of Directors has adopted a related person transactions policy. The Audit Committee reviews transactions that may be “related-person transactions,” which are transactions between the Company and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of the policy, a related person is a director, executive officer, nominee for director, or a greater than 5% beneficial owner of the Company’s common stock, in each case, since the beginning of the last fiscal year, and their immediate family members. The Audit Committee reviews the material facts of all related-person transactions and either approves, ratifies, rescinds, or takes other appropriate action (in its discretion) with respect to the transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2023 certain information regarding the ownership of the Company’s Common Stock by (i) each person (including any group) known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the Company’s directors and director nominees, (iii) the Named Executive Officers, and (iv) all of the Company’s Named Executive Officer and directors as a group. As of March 31, 2023, the Company had issued and outstanding 5,233,568 shares of Class A Common Stock and 762,612 shares of Class B Common Stock. Unless otherwise indicated, the address of each of the executive officers and directors named below is c/o Taitron Components Incorporated, 28040 West Harrison Parkway, Valencia, California 91355.

	Class A Common Stock [1]				Class B Common Stock [1]		Voting Percent
Name and Address of Beneficial Owner	Number of Shares		Percent of Class	Options Exercisable in 60 days	Number of Shares	Percent of Class	All classes of Common Stock [1]

Executive Officers and Directors:
Tzu-Sheng (Johnson) Ku	1,187,271	[2]	22.7%	26,667			9.3%
Stewart Wang	1,438,438	[3]	27.5%	30,667	762,612	100%	65.1%	[4]
Richard Chiang	174,694		*	21,667			*
Chi-Lin Chung	-		*	6,667			*
Dubravka Pineda	-		*	1,667			*
David Vanderhorst	84,772		*	16,000			*
All directors and executive officers as a group (6 persons)	2,885,175		55.1%	103,335	762,612	100.0%	76.4%
5% Shareholders:
Renaissance Technologies LLC	321,809	[5]	6.2%				2.5%

* = less than 1%

[1]     Beneficial ownership is determined in accordance with rules of the SEC that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

[2]     Includes 81,962 shares owned by Mr. Ku’s wife, and 442,044 shares owned by IRA trust.

[3]     Includes 762,612 shares of Class A Common Stock issuable upon conversion of the 762,612 shares of Class B Common Stock owned by Mr. Wang and 445,387 shares owned by IRA trust.

[4]     Excludes 762,612 shares of Class A Common Stock issuable upon conversion of the 762,612 shares of Class B The percentage of all classes owned represents the combined voting power of the Class A and Class B shares held by Mr. Wang. Mr. Wang is entitled to cast 10 votes for each share of Class B Common stock held.

[5]     Based on information from Schedule 13G/A report filed on February 13, 2023. The address of Renaissance Technologies LLC and its holding corporation, Renaissance Technologies Holdings Corporation, is 800 Third Avenue, New York, NY 10022.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of forms filed with the SEC, the Company believes that, during the year ended December 31, 2022, all of these reports were timely filed, except as follows: Mr. Craig Miller submitted two late reports on Form 4, each reporting one transaction on an untimely basis.

PROPOSALS OF SHAREHOLDERS

Shareholder Proposals for Inclusion in Proxy Statement. Shareholders may present proper proposals for inclusion in our proxy statement and for consideration at the 2024 Annual Meeting by submitting their proposals in writing to our Secretary in a timely manner. For a shareholder proposal to be considered for inclusion in our proxy statement for our 2024 Annual Meeting, our Secretary must receive the written proposal at our principal executive offices no later than November 22, 2023. In addition, shareholder proposals must comply with the requirements of SEC Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Taitron Components Incorporated

Attn: Investor Relations

28040 West Harrison Parkway

Valencia, CA 91355

In addition, in the event a shareholder proposal is not received by the Company by March 15, 2024, the proxy to be solicited by the Board of Directors for the 2024 Annual Meeting will confer discretionary authority on the holders of the proxy to vote the shares if the proposal ultimately is presented at the 2024 Annual Meeting without any discussion of the proposal in the Proxy Statement for that meeting.

The rules and regulations of the SEC provide that if the date of the Company’s 2024 Annual Meeting is advanced or delayed more than 30 days from the date of the 2023 Annual Meeting, shareholder proposals intended to be included in the proxy materials for the 2024 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2024 Annual Meeting. Upon determination by the Company that the date of the 2024 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2023 Annual Meeting, the Company will disclose that change in the earliest possible Quarterly Report on Form 10-Q.

Submission of Director Nominations for 2024 Annual Meeting. In order for stockholders to give timely notice of nominations for directors, other than our nominees, for inclusion on a universal proxy card in connection with the 2024 annual meeting of stockholders, notice must be submitted to us at our principal executive offices, located at 28049 West Harrison Parkway, Valencia, CA 91355, Attn: Corporate Secretary, no later than March 26, 2024, which is 60 calendar days prior to the one-year anniversary of the date of the Annual Meeting, and must comply with the requirements of Rule 14a-19.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The Company is delivering this Proxy Statement to all stockholders of record as of the Record Date. Stockholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one (1) Annual Report and Proxy Statement if previously notified by their bank, broker or other holder. This process by which only proxy statement, as the case may be, is delivered to multiple security holders sharing an address, unless contrary instructions are received from one (1) or more of the security holders, is called “householding.” Householding may provide convenience for stockholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one (1) or more of the stockholders within the household.

Street name stockholders in a single household who received only one (1) copy of the Annual Report and Proxy Statement may request to receive separate copies in the future by following the instructions provided on the voting instruction form sent to them by their bank, broker or other holder of record. Similarly, street name stockholders who are receiving multiple copies may request that only a single set of materials be sent to them in the future by checking the appropriate box on the voting instruction form. Alternatively, street name stockholders whose holders of record utilize the services of Broadridge (as indicated on the voting instruction form sent to them) may send written instructions to Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call (631) 254-7067. The instructions must include the stockholder’s name and account number and the name of the bank, broker or other holder of record. Otherwise, street name stockholders should contact their bank, broker or other holder.

Copies of this Proxy Statement and the most recent Annual Report on Form 10-K is available promptly by calling (661) 257-6060, or by writing to Attention: Investor Relations, Taitron Components Incorporated, 28040 West Harrison Parkway, Valencia, California 91355. If you are receiving multiple copies of this Proxy Statement and the Annual Report, you also may request orally or in writing to receive a single copy of this Proxy Statement and the Annual Report by calling (661) 257-6060, or writing to Attention: Investor Relations, Taitron Components Incorporated, 28040 West Harrison Parkway, Valencia, California 91355.

OTHER MATTERS

The Board of Directors is not aware of any matter to be acted upon at the Annual Meeting other than described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

EXPENSES

The entire cost of soliciting proxies will be borne by the Company. Solicitation may be made by mail. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward soliciting material to the beneficial owners of the Common Stock held of record by them and will reimburse those persons for their reasonable charges and expenses in connection therewith.

ANNUAL REPORT TO SHAREHOLDERS

The Company’s most recent Annual Report on Form 10-K is available online by accessing our website at www.taitroncomponents.com under "Investors", but does not constitute part of this Proxy Statement.

REPORT ON FORM 10-K

THE COMPANY UNDERTAKES, UPON WRITTEN REQUEST, TO PROVIDE, WITHOUT CHARGE, EACH PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED WITH A COPY OF THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT EXCLUDING EXHIBITS THERETO. REQUESTS SHOULD BE ADDRESSED TO TAITRON COMPONENTS INCORPORATED, ATTENTION: INVESTOR RELATIONS, 28040 WEST HARRISON PARKWAY, VALENCIA, CALIFORNIA 91355.

ANNUAL MEETING OF SHAREHOLDERS OF

TAITRON COMPONENTS INCORPORATED

May 25, 2023

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card is available at https://www.taitroncomponents.com/Home/AnnualProxyMaterials

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

▼ Please detach along perforated line and mail in the envelope provided. ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 - THE ELECTION OF DIRECTORS;

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS, as provided in the Company’s Proxy Statement:

2.   To transact other business properly presented at the meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF TAITRON COMPONENTS INCORPORATED

The undersigned revokes any other proxy to vote at such Meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

This Proxy will be voted in accordance with the instructions set forth above. Where a vote is not specified, the proxies will vote the shares represented by the proxy “FOR” Proposal 1 and as said proxy shall deem advisable on such other business as may come before the Meeting, unless otherwise directed.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement dated April 28, 2023 relating to the Meeting.

Please check here if you plan to attend the meeting. ☐

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: ○ Tzu Sheng (Johnson) Ku ○ Stewart Wang ○ Richard Chiang ○ Chi-Lin (Teresa) Chung ○ Dubravka (Maria) Pineda

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

TAITRON COMPONENTS INCORPORATED

Proxy for Annual Meeting of Shareholders

May 25, 2023

The undersigned, a shareholder of TAITRON COMPONENTS INCORPORATED, a California corporation (the “Company”), hereby appoints STEWART WANG and DAVID VANDERHORST, or either of them, the proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders of the Company, to be held on above date and any postponements or adjournments thereof, and in connection herewith to vote and represent all of the shares of the Company which the undersigned would be entitled to vote as follows:

(Continued and to be signed on the reverse side)